Exhibit 21.01






                     Subsidiaries of The Travelers Inc.

The following list omits certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. The jurisdiction of incorporation of each subsidiary is included in parentheses after its name.

AC Health Ventures, Inc. (Delaware)
AMCO Biotech, Inc. (Delaware)
Associated Madison Companies, Inc. (Delaware)
  - American National Life Insurance (T & C), Ltd. (Turks and Caicos
    Islands)
  - ERISA Corporation (New York)
  - Mid-America Insurance Services, Inc. (Georgia)
  - National Marketing Corporation (Pennsylvania)
       (also D/B/A American Service Associates)
  - PFS Custodial Services, Inc. (Georgia)
  - PFS Distributors, Inc. (Georgia)
  - PFS Investments Inc. (Georgia)
  - PFS Services, Inc. (Georgia)
  - Primerica Finance Corporation (Delaware)
    -  American Capital Custodial Services, Inc. (Delaware)
    -  American Capital T.A., Inc. (Delaware)
  - Primerica Financial Services Home Mortgages, Inc. (Georgia)
  - Primerica Financial Services, Inc. (Nevada)
    -  Primerica Financial Services Agency of New York, Inc. (New York)
    - Primerica Financial Services Insurance Marketing of Connecticut, Inc. (Connecticut)
    -  Primerica Financial Services Insurance Marketing of Idaho, Inc.
       (Idaho)
    -  Primerica Financial Services Insurance Marketing of Nevada, Inc.
       (Nevada)
    - Primerica Financial Services Insurance Marketing of Pennsylvania, Inc. (Pennsylvania)
         (also D/B/A Primerica Financial Services)
    - Primerica Financial Services Insurance Marketing of the Virgin Islands, Inc. (United States Virgin Islands)
    - Primerica Financial Services Insurance Marketing of Wyoming, Inc.
      (Wyoming)
    - Primerica Financial Services Insurance Marketing, Inc. (Delaware)
    - Primerica Financial Services of Alabama, Inc. (Alabama)
    - Primerica Financial Services of New Mexico, Inc. (New Mexico)
    - Primerica Insurance Agency of Massachusetts, Inc. (Massachusetts)
    - Primerica Insurance Marketing Services of Puerto Rico, Inc. (Puerto
      Rico)
    - Primerica Insurance Services of Louisiana, Inc. (Louisiana)
         (also D/B/A  A.L. Williams)
  - Primerica Insurance Services of Maryland, Inc. (Maryland)
       (also D/B/A Primerica Financial Service Insurance Marketing, Inc.)
  - Primerica Services, Inc. (Georgia)
  - RCM Acquisition Inc. (Delaware)
  - SCN Acquisitions Company (Delaware)
  - SL&H Reinsurance, Ltd. (Turks and Caicos Islands)
    -  Southwest Service Agreements, Inc. (North Carolina)
  - Southwest Warranty Corporation (Florida)
  - The Travelers Insurance Group Inc. (Connecticut)
    -  Harbour Associates I, Inc. (Delaware)

    -  Deer Run II, Inc. (Delaware)
    -  Net & Twine II Corporation (Delaware)
  - KP Properties Corporation (Massachusetts)
  - KPI 85, Inc. (Massachusetts)
  - KRA Advisers Corporation (Massachusetts)
  - KRP Corporation (Massachusetts)
  - La Metropole S.A. (Belgium)
  - The Plaza Corporation (Connecticut)
    -  Joseph A. Wynne Agency (California)
    -  The Copeland Companies (New Jersey)
       - American Odyssey Funds Management, Inc. (New Jersey)
         - American Odyssey Funds, Inc. (Maryland)
       - Copeland Administrative Services, Inc. (New Jersey)
       - Copeland Associates, Inc. (Delaware)
         - Copeland Associates Agency of Ohio, Inc. (Ohio)
         - Copeland Associates of Alabama, Inc. (Alabama)
         - Copeland Associates of Montana, Inc. (Montana)
         - Copeland Benefits Management Company (New Jersey)
         - Copeland Equities, Inc. (New Jersey)
         - H.C. Copeland Associates, Inc. of Massachusetts (Massachusetts)
       - Copeland Financial Services, Inc. (New Jersey)
       - Copeland Healthcare Services, Inc. (New Jersey)
       - H.C. Copeland and Associates, Inc. of Texas (Texas)
    -  The Parker Realty and Insurance Agency, Inc. (Vermont)
    -  Travelers General Agency of Hawaii, Inc. (Hawaii)
  - The Prospect Company (Delaware)
    -  89th & York Avenue Corporation (New York)
    -  979 Third Avenue Corporation (Delaware)
    -  Meadow Lane, Inc. (Georgia)
    -  Panther Valley, Inc. (New Jersey)
    -  Prospect Management Services Company (Delaware)
    -  The Travelers Asset Funding Corporation (Connecticut)
       - Travelers Capital Funding Corporation (Connecticut)
  - The Travelers Corporation of Bermuda Limited (Bermuda)
  - The Travelers Indemnity Company (Connecticut)
    -  Commercial Insurance Resources, Inc. (Delaware)
       - Gulf Insurance Company (Missouri)
         - Atlantic Insurance Company (Texas)
         - Gulf Group Lloyds (Texas)
             (also D/B/A Texas Lloyd Plan)
         - Gulf Risk Services, Inc. (Delaware)
         - Gulf Underwriters Insurance Company (North Carolina)
         - Penn Casualty Insurance Company (Missouri)
         - Select Insurance Company (Texas)
    - Countersignature Agency, Inc. (Florida)
    - First Trenton Indemnity Company (New Jersey)
    - Laramia Insurance Agency, Inc. (North Carolina)
    - Lynch, Ryan & Associates, Inc. (Massachusetts)
    - The Charter Oak Fire Insurance Company (Connecticut)
    - The Exchange Agency, Inc. (Delaware)




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




    -  The Phoenix Insurance Company (Connecticut)
       - Constitution State Service Company (Montana)
       - The Travelers Indemnity Company of America (Georgia)
       - The Travelers Indemnity Company of Connecticut (Connecticut)
       - The Travelers Indemnity Company of Illinois (Illinois)
    -  The Premier Insurance Company of Massachusetts (Massachusetts)
    -  The Travelers Home and Marine Insurance Company (Indiana)
    -  The Travelers Lloyds Insurance Company (Texas)
    -  TI Home Mortgage Brokerage, Inc. (Delaware)
    -  TravCo Insurance Company (Indiana)
    -  Travelers Medical Management Services Inc. (Delaware)
  - The Travelers Insurance Company (Connecticut)
    -  Delaware Windtree Realty Corporation (Delaware)
    -  Market Funding Corporation I (Delaware)
    -  Market Funding Corporation II (Delaware)
    -  Travelers Insurance Holdings, Inc. (Georgia)
       - AC RE, Ltd. (Bermuda)
       - American Financial Life Insurance Company (Texas)
         - Transport Life Insurance Company (Texas)
           - Continental Life Insurance Company (Texas)
               (also D/B/A  CLIA Life Insurance Company)
       - Travelers Life Insurance Company (Massachusetts)
         - National Benefit Life Insurance Company (New York)
         - Primerica Financial Services (Canada) Ltd. (Canada)
           - PFSL Investments Canada Ltd. (Canada)
           - Primerica Financial Services Ltd. (Canada)
           - Primerica Life Insurance Company of Canada (Canada)
    -  Red Oak Plaza Holding Company, Inc. (Delaware)
    - The Travelers Life and Annuity Company (Connecticut)
    - The Travelers Insurance Corporation Proprietary Limited (Australia)
    - The Travelers Marine Corporation (California)
    - The Travelers Realty Investment Company (Connecticut)
      -  AdVision, Inc. (Connecticut)
      -  Constitution Plaza, Inc. (Connecticut)
    - Travelers Asset Management International Corporation (New York)
    - Travelers Canada Corporation (Canada)
    - Travelers Equities Sales, Inc. (Connecticut)
    - Travelers Mortgage Securities Corporation (Delaware)
    - Travelers of Ireland Limited (Ireland)
    - Travelers Specialty Property Casualty Company, Inc. (Connecticut) CCC Holdings, Inc. (Delaware)
    - Commercial Credit Company (Delaware)
      -  American Health and Life Insurance Company (Maryland)
      -  Brookstone Insurance Company (Vermont)
      -  CC Finance Company, Inc. (New York)
      -  CC Financial Services, Inc. (Hawaii)
      -  CCC Fairways, Inc. (Delaware)
      -  City Loan Financial Services, Inc. (Ohio)
      -  Commercial Credit Banking Corporation (Oregon)
      -  Commercial Credit Consumer Services, Inc. (Minnesota)




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




      -  Commercial Credit Corporation (Alabama)
      -  Commercial Credit Corporation (California)
      -  Commercial Credit Corporation (Iowa)
           (also D/B/A Commercial Credit Corporation (IA)
      -  Commercial Credit Corporation (Kentucky)
         - Certified Insurance Agency, Inc. (Kentucky)
         - Commercial Credit Investment, Inc. (Kentucky)
         - National Life Insurance Agency of Kentucky, Inc. (Kentucky)
         - Union Casualty Insurance Agency, Inc. (Kentucky)
      -  Commercial Credit Corporation (Maryland)
           (also D/B/A  Commercial Credit Corporation (MD))
         - Action Data Services, Inc. (Missouri)
         - Commercial Credit Plan, Incorporated (Oklahoma)
             (also D/B/A Commercial Credit Consumer Services, Inc.)
      -  Commercial Credit Corporation (New Jersey)
      -  Commercial Credit Corporation (New York)
      -  Commercial Credit Corporation (South Carolina)
      -  Commercial Credit Corporation (West Virginia)
      -  Commercial Credit Corporation NC (North Carolina)
      -  Commercial Credit Europe, Inc. (Delaware)
      -  Commercial Credit Far East Inc. (Delaware)
         - Commercial Credit Insurance Services, Inc. (Maryland)
         - Commercial Credit Insurance Agency (P&C) of Mississippi, Inc. (Mississippi)
         - Commercial Credit Insurance Agency of Alabama, Inc. (Alabama)
         - Commercial Credit Insurance Agency of Kentucky, Inc. (Kentucky)
         - Commercial Credit Insurance Agency of Massachusetts, Inc. (Massachusetts)
         - Commercial Credit Insurance Agency of Nevada, Inc. (Nevada)
         - Commercial Credit Insurance Agency of Ohio, Inc. (Ohio)
         - Commercial Credit Insurance Agency of New Mexico, Inc. (New
           Mexico)
      -  Commercial Credit International, Inc. (Delaware)
         - Commercial Credit International Banking Corporation (Oregon)
           - Commercial Credit Corporation CCC Limited (Canada)
           - Commercial Credit Services do Brazil Ltda. (Brazil)
         - Commercial Credit Services Belgium S.A. (Belgium)
         - Commercial Credit Services Israel Limited (Israel)
           - Industrial Leasing Services Limited (Israel)
             - Comlease Ltd. (Israel)
      -  Commercial Credit Limited (Delaware)
      -  Commercial Credit Loan, Inc. (New York)
      -  Commercial Credit Loans, Inc. (Delaware)
      -  Commercial Credit Loans, Inc. (Ohio)
      -  Commercial Credit Loans, Inc. (Virginia)
      -  Commercial Credit Management Corporation (Maryland)

      -  Commercial Credit Plan Incorporated (Tennessee)
         (also D/B/A Commercial Credit Plan (TN))
      -  Commercial Credit Plan Incorporated (Utah)
      -  Commercial Credit Plan Incorporated of Georgetown (Delaware)
      -  Commercial Credit Plan Industrial Loan Company (Virginia)
      -  Commercial Credit Plan, Incorporated (Colorado)




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




      -  Commercial Credit Plan, Incorporated (Delaware)
      -  Commercial Credit Plan, Incorporated (Georgia)
      -  Commercial Credit Plan, Incorporated (Missouri)
      -  Commercial Credit Securities, Inc. (Delaware)
      - DeAlessandro & Associates, Inc. (Delaware)
      - Park Tower Holdings, Inc. (Delaware)
        -  CC Retail Services, Inc. (Delaware)
           - Troy Textiles, Inc. (Delaware)
        -  COMCRES, Inc. (Delaware)
        -  Commercial Credit Development Corporation (Delaware)
           - Myers Park Properties, Inc. (Delaware)
      - Penn Re, Inc. (North Carolina)
      - Plympton Concrete Products, Inc. (Delaware)
      - Resource Deployment, Inc. (Texas)
      - The Travelers Bank (Delaware)
      - The Travelers Banks USA (Delaware)
      - Travelers Home Equity, Inc.
        -  CC Consumer Services of Alabama, Inc. (Alabama)
        -  CC Home Lenders Financial, Inc. (Georgia)
        -  CC Home Lenders, Inc. (Ohio)
        -  Commercial Credit Corporation (Texas)
        -  Commercial Credit Financial of Kentucky, Inc. (Kentucky)
        -  Commercial Credit Financial of West Virginia, Inc. (West Virginia)
        -  Commercial Credit Plan Consumer Discount Company (Pennsylvania)
        -  Commercial Credit Services of Kentucky, Inc. (Kentucky)
        -  Travelers Home Equity Services, Inc. (North Carolina)
      - Verochris Corporation (Delaware)
        -  AMC Aircraft Corp. (Delaware)
      - Voyager Guaranty Insurance Company (Missouri)
      - World Service Life Insurance Company (Colorado)
D.I.R.E.C.T. Resources, Inc. (Delaware)
Greenwich Street Capital Partners, Inc. (Delaware)
Greenwich Street Investments, Inc. (Delaware)
  - Greenwich Street Offshore Holdings, Inc. (British Virgin Islands)
Margco Holdings, Inc. (Delaware)
  - Berg Associates (New Jersey)
  - Berg Enterprises Realty, Inc. (New York)
  - Dublin Escrow, Inc. (California)
  - M.K.L. Realty Corporation (New Jersey)
  - MFC Holdings, Inc. (Delaware)
  - MRC Holdings, Inc. (Delaware)
  - The Berg Agency, Inc. (New Jersey)
Mirasure Insurance Company, Ltd. (Bermuda)
PA/RCM Corporation (Delaware)
PA/RCM LP Corporation (Delaware)
Pacific Basin Investments Ltd. (Delaware)
Primerica Corporation (Wyoming)
Primerica, Inc. (Delaware)
RCM Capital Trust Company (California)
Smith Barney Corporate Trust Company

Smith Barney Holdings Inc. (Delaware)
  - Mutual Management Corp. (New York)
    -  Smith Barney Asset Management Co., Ltd. (Japan)
  - R-H Sports Enterprises Inc. (Georgia)
  - SB Cayman Holdings I Inc. (Delaware)
  - SB Cayman Holdings II Inc. (Delaware)
  - SBS Software Inc. (Delaware)
  - Smith Barney (Delaware) Inc. (Delaware)
    -  1345 Media Corp. (Delaware)
    -  Americas Avenue Corporation (Delaware)
    -  Corporate Realty Advisors, Inc. (Delaware)
    -  CRA Acquisition Corp. (Delaware)
    -  IPO Holdings Inc. (Delaware)
    -  MLA 50 Corporation (Delaware)
    -  MLA GP Corporation (Delaware)
    -  Municipal Markets Advisors Incorporated (Delaware)
    -  SBF Corp. (Delaware)
         (also D/B/A SB GP Company)
    -  Smith Barney Acquisition Corporation (Delaware)
    -  Smith Barney Commercial Corp. (Delaware)
    -  Smith Barney Funding Holding Corp. (Delaware)
    -  Smith Barney Global Capital Management, Inc. (Delaware)
    -  Smith Barney Investment, Inc. (Delaware)
    -  Smith Barney Offshore, Inc. (Delaware)
       -  Decathlon Offshore Limited (Cayman Islands)
    -  Smith Barney Pension Advisors Corp. (Delaware)
    -  Smith Barney Realty Advisors, Inc. (Delaware)
    -  Smith Barney Realty, Inc. (Delaware)
    -  Smith Barney Risk Investors, Inc. (Delaware)
    -  Smith Barney Venture Corp. (Delaware)
  - Smith Barney Asia Inc. (Delaware)
  - Smith Barney Asset Management Group (Asia) Pte. Ltd. (Singapore)
  - Smith Barney Canada Inc. (Canada)
  - Smith Barney Capital Services Inc. (Delaware)
  - Smith Barney Cayman Islands, Ltd. (Cayman Islands)
  - Smith Barney Commercial Corporation Asia Limited (Hong Kong)
  - Smith Barney Europe Holdings, Ltd. (United Kingdom)
    -  Smith Barney Europe, Ltd. (United Kingdom)
    -  Smith Barney Shearson Futures, Ltd. (United Kingdom)
  - Smith Barney Futures Management Inc. (Delaware)
  - Smith Barney Inc. (Delaware)
    -  SBHU Life Agency, Inc. (Delaware)
       - Robinson-Humphrey Insurance Services Inc. (Georgia)
         - Robinson-Humphrey Insurance Services of Alabama, Inc. (Alabama)
       - SBHU Life & Health Agency, Inc. (Delaware)
       - SBHU Life Agency of Arizona, Inc. (Arizona)
       - SBHU Life Agency of Indiana, Inc. (Indiana)
       - SBHU Life Agency of Utah, Inc. (Utah)
       - SBHU Life Insurance Agency of Massachusetts, Inc. (Massachusetts)
       - SBS Insurance Agency of Hawaii, Inc. (Hawaii)



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

       - SBS Insurance Agency of Idaho, Inc. (Idaho)
       - SBS Insurance Agency of Maine, Inc. (Maine)
       - SBS Insurance Agency of Montana, Inc. (Montana)
       - SBS Insurance Agency of Nevada, Inc. (Nevada)
       - SBS Insurance Agency of North Carolina, Inc. (North Carolina)
       - SBS Insurance Agency of Ohio, Inc. (Ohio)
       - SBS Insurance Agency of South Dakota, Inc. (South Dakota)
       - SBS Insurance Agency of Wyoming, Inc. (Wyoming)
       - SBS Insurance Brokerage Agency of Arkansas, Inc. (Arkansas)
       - SBS Insurance Brokers of Arizona, Inc. (Arizona)
       - SBS Insurance Brokers of Kentucky, Inc. (Kentucky)
       - SBS Insurance Brokers of Louisiana, Inc. (Louisiana)
       - SBS Insurance Brokers of New Hampshire, Inc. (New Hampshire)
       - SBS Insurance Brokers of North Dakota, Inc. (North Dakota)
       - SBS Life Insurance Agency of Puerto Rico, Inc. (Puerto Rico)
       - SLB Insurance Agency of Maryland, Inc. (Maryland)
       - Smith Barney Life Agency Inc. (Louisiana)
    -  Smith Barney (France) S.A. (France)
    -  Smith Barney (Hong Kong) Limited (Hong Kong)
    -  Smith Barney (Netherlands) Inc. (Delaware)
    -  Smith Barney International Incorporated (Oregon)
       - Smith Barney Pacific Holdings, Inc. (British Virgin Islands)
         - Smith Barney Shearson (Asia) Limited (Hong Kong)
       - Smith Barney Shearson (Singapore) Pte Ltd (Singapore)
       - Smith Barney Shearson, HG Asia (Singapore) Pte Ltd (Singapore)
         - HG Asia (Singapore) Pte. Ltd. (Singapore)
    -  The Robinson-Humphrey Company, Inc. (Delaware)
  - Smith Barney Mortgage Brokers Inc. (Delaware)
  - Smith Barney Mortgage Capital Corp. (Delaware)
  - Smith Barney Mortgage Capital Group, Inc. (Delaware)
  - Smith Barney Mutual Funds Management Inc. (Delaware)
    -  Smith Barney Strategy Advisers Inc.
       - E.C. Tactical Management S.A. (Luxembourg)
  - Smith Barney Private Trust Company (Cayman) Limited (Cayman Islands)
  - Smith Barney S.A. (France)
  - Smith Barney Shearson (Chile) Corredora de Seguro Limitada (Chile) (also D/B/A SBS (Chile) Corredora de Seguros Ltda.)
  - Smith Barney Shearson (Ireland) Limited (Ireland)
  - Structured Mortgage Securities Corporation (Delaware)
  - The Travelers Investment Management Company (Connecticut)
Smith Barney Private Trust Company (New York)
Smith Barney Private Trust Company of Florida (Florida)
Tinmet Corporation (Delaware)
Travelers Services Inc. (Delaware)
TRV Employees Investments, Inc. (Delaware)




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